Exhibit 10.72

AMENDMENT

TO

CLASS A WARRANT AGREEMENT

This Amendment to the Class A Warrant Agreement dated December 13, 2006 (the “Agreement”) is made as of May     , 2009 by and between Middle Kingdom Alliance Corporation (the “Company”) and Continental Stock Transfer & Trust Company (“Warrant Agent”).

WHEREAS, the Company and Warrant Agent are parties to the Agreement;

WHEREAS, the Company completed an offering of its securities on December 13, 2006 pursuant to which it issued, among other securities, Class A warrants pursuant to the terms of the Agreement;

WHEREAS, the prospectus included in the registration statement pursuant to which the Class A warrants were issued (the “Prospectus”) stated that if no registration statement is effective permitting the sale of the shares of common stock underlying the Class A warrants, that the Class A warrants may be exercised on a cashless basis commencing one year after such warrants are initially exercisable;

WHEREAS, the parties inadvertently failed to include the foregoing provision in the Agreement; and

WHEREAS, the Company and Warrant Agent desire to amend the terms and conditions contained in the Agreement to reflect the terms in the Prospectus.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Warrant Agent agree as follows.

1.	Section 3.3.1 of the Agreement is hereby amended to add the following sentence to the end of the current section:

“Notwithstanding the foregoing, at any time commencing one year after the commencement of the Exercise period, if no registration statement is effective permitting the sale of the shares of Common Stock underlying the Warrants, the Warrants may be exercised on a “cashless” basis.”

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Class A Warrant Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Steven G. Nelson
Title:	Chairman

MIDDLE KINGDOM ALLIANCE CORPORATION

By:
Name:	Bernard J. Tanenbaum III
Title:	Chief Executive Officer